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NS Group, Inc. Form 10-Q March 31, 2002                            Exhibit 10.4



                                 NS GROUP, INC.
                              AMENDED AND RESTATED
            2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN (AMENDED AND
                         RESTATED AS OF FEBRUARY 2002)

                                    SECTION 1

                            NAME AND PURPOSE OF PLAN

         1.1 The Plan created in accordance with the terms hereof shall be known as the "NS Group, Inc. Amended and Restated 2000 Non-Employee Director Stock Option Plan (Amended and Restated as of February 2002)" (hereinafter called the "Plan") of NS Group, Inc.

         1.2 The Plan is designed and intended to encourage ownership of the Company's Common Stock by Non-Employee Directors of the Company, and to provide additional incentive for them to promote the success of the business of the Company.


                                    SECTION 2

                                   DEFINITIONS

         The following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

                  (a) "Affiliate" of any specified Person means (i) any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with such specified Person or (ii) any other Person who is a director or officer (A) of such specified Person,
         (B) of any subsidiary of such specified Person or (C) of any Person described in clause (i) above or (iii) any Person in which such Person has, directly or indirectly, a 5 percent or greater voting or economic interest or the power to control. For the purposes of this definition, "control" of a Person means the power, direct or indirect, to direct or cause the direction of the management or policies of such Person whether through the ownership of voting securities, or by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  (b) "Beneficiary" shall mean the person or persons to whom rights under the Option or Options shall have passed by the Optionee's will or by the applicable laws of descent and distribution.

                  (c) "Board of Directors" shall mean the Board of Directors of the Company.


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                  (d) "Change of Control" shall mean:

                           (i) the direct or indirect sale, lease, exchange or
                  other transfer of all or substantially all of the assets of the Company to any Person or entity or group of Persons or entities acting in concert as a partnership or other group (a "Group of Persons") other than a Person described in clause
                  (i) of the definition of Affiliate;

                           (ii) the consummation of any consolidation or merger
                  of the Company with or into another corporation with the effect that the stockholders of the Company immediately prior to the date of the consolidation or merger hold less than 51% of the combined voting power of the outstanding voting securities of the surviving entity of such merger or the corporation resulting from such consolidation ordinarily having the right to vote in the election of directors (apart from rights accruing under special circumstances) immediately after such merger or consolidation;

                           (iii) the stockholders of the Company shall approve
                  any plan or proposal for the liquidation or dissolution of the Company;

                           (iv) a Person or Group of Persons acting in concert
                  as a partnership, limited partnership, syndicate or other group shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise, have become the direct or indirect beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) ("Beneficial Owner") of securities of the Company representing 30% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors;

                           (v) a Person or Group of Persons, together with any
                  Affiliates thereof, shall succeed in having a sufficient number of its nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing director remaining on the Board of Directors of the Company after such election who is an Affiliate of such Person or Group of Persons, will constitute a majority of the Board of Directors of the Company;

PROVIDED that the Person or Group of Persons referred to in clauses (i), (iv) and (v) shall not mean Clifford Borland or any Group of Persons with respect to which Clifford Borland is the Beneficial Owner of the majority of the voting equity interests.

                  (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (f) "Common Stock" shall mean the common stock of the Company, no par value per share.

                  (g) "Company" shall mean NS Group, Inc., a Kentucky corporation, and any successor thereto.


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                  (h) "Exchange Act" shall mean the Securities Exchange Act of
         1934, as amended.

                  (i) "Mature Shares" shall mean shares of Common Stock (i) held by the Optionee for a period of at least six months or (ii) acquired by the Optionee on the open market at market price.

                  (j) "Non-Employee Director" shall mean a member of the Board of Directors who is not also an employee of the Company.

                  (k) "Option" shall mean an option to purchase Stock granted pursuant to the provisions of Section 6.

                  (l) "Optionee" shall mean a Non-Employee Director to whom an Option has been granted pursuant to this Plan.

                  (m) "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

                  (n) "Retirement" shall mean a voluntary resignation from the Board of Directors by a Non-Employee Director at any time after at least five years of service as a Non-Employee Director.

                  (o) "Stock" shall mean the Common Stock of the Company, or in the event that the outstanding shares of the Common Stock are exchanged for different securities of the Company or some other corporation, such other stock or securities.


                                    SECTION 3

                            STOCK SUBJECT TO THE PLAN

         One Hundred Fifty Thousand (150,000) shares of the Common Stock shall be reserved for issue upon the exercise of Options granted under the Plan, subject to Section 8 hereof. In the event an Option is exercised, the Company may use authorized but unissued shares or shares held in treasury in lieu thereof. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for the purposes of the Plan.




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                                    SECTION 4

                           ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Board of Directors. Subject to the express provisions of the Plan, the Board of Directors shall have plenary authority, to construe and interpret the Plan, to make determinations in administration of the Plan, to make, amend and rescind rules and regulations regarding the Plan and its administration, and to take whatever action is necessary to carry out the purposes of the Plan.


                                    SECTION 5

                      TYPE OF OPTION GRANTED UNDER THE PLAN

         All Options granted under this Plan shall be options which do not qualify as incentive stock options as defined in Section 422 of the Code.


                                    SECTION 6

                                  OPTION AWARDS

         6.1 Options shall be granted under the Plan only to Non-Employee Directors and only pursuant to the formula award set forth in this Section 6. All Options granted pursuant to this Plan shall be evidenced by a Stock Option Agreement in a form approved by the Board of Directors and consistent with this Plan.

         6.2 Each individual who is a Non-Employee Director on the date of the adoption of this Plan by the Board of Directors shall receive Options (the "Initial Option Grant") to purchase 4,000 shares of Stock. Any individual who is not a Director at the time of the Initial Option Grants, but who thereafter becomes a Non-Employee Director shall automatically receive Options to purchase 4,000 shares of Stock ten days after the date such individual becomes a Non-Employee Director; provided that, if a Non-Employee Director first becomes a Director by election at an annual meeting of shareholders of the Company, he or she shall only receive Options pursuant to Section 6.3 below, and not also pursuant to this Section 6.2.

         6.3 Beginning with the first annual meeting of shareholders of the Company which is subsequent to the date the Plan is adopted by the Board of Directors, and provided that a sufficient number of shares remain available under the Plan, each year on the date of the annual meeting of the shareholders of the Company there shall automatically be awarded to each Non-Employee Director who is re-elected, or first elected, to the Board on such date an Option (the "Annual Option Grant") to purchase 4,000 shares of Stock.



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         6.4 The purchase price of the Stock subject to each Option granted hereunder shall be equal to the fair market value of the Stock at the time of the grant of the Option. The Board of Directors shall adopt criteria for the determination of the fair market value of Stock subject to any Option granted pursuant to this Plan; provided, however, if the Common Stock is listed on a national securities exchange, the fair market value shall be the closing price on the date of such grant, and if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQS"), the fair market value of such Common Stock shall be the mean between the closing bid and ask prices of the Common Stock as reported on the NASDAQS on the date of such grant.

         6.5 The term of each Option granted pursuant to the Plan shall be 10 years from the date of granting thereof. Within such 10 year limit, Options will be exercisable subject to the restrictions of this Plan.


                                    SECTION 7

                               EXERCISE OF OPTION

         7.1 Except as provided below, each Option shall be exercisable for one-third of the shares of Stock subject thereto after the expiration of one year from the date of grant and for an additional one-third of such shares after the expiration of each successive one-year period. The right to exercise any such Option shall be cumulative. Notwithstanding the foregoing, the Initial Option Grants awarded to Non-Employee Directors who were re-elected at the Annual Shareholders Meeting held February 10, 2000 shall be fully vested upon the expiration of six months following grant and shall thereafter be fully exercisable.

         7.2 To the extent that the right to purchase shares under an Option granted under the Plan is exercisable, the right may be exercised in whole or in part, from time to time by written notice to the Company stating the number of Stock with respect to which the Option is being exercised, accompanied by payment either (i) in cash, (ii) in the discretion of the Board of Directors, by tender of Mature Shares, owned by the Optionee and registered in the Optionee's name, having a fair market value (determined as set forth in Section 6.4 but on the trading date immediately preceding the date of exercise of the Option) equal to the cash exercise price of the Option being exercised, or (iii) in the discretion of the Board of Directors, by any combination of (i) and (ii) hereof.

         7.3 After the exercise of an Option, the Company shall within a reasonable time deliver to the person exercising the Option a certificate or certificates issued in the name of the person who exercised the Option and such additional name, or names, if any, as may be requested (subject to the general policy of the Company as to registration of shares), for the appropriate number of shares then issuable. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory



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body, is necessary or desirable, as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

         7.4 An Optionee under an Option granted under the Plan shall have no rights as a shareholder with respect to any shares covered by an Option until one or more certificates for shares shall have been delivered to him upon due exercise of an Option as above provided.

         7.5 An Option granted under the Plan shall be nontransferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercised during the Optionee's lifetime only by the Optionee.

         7.6 Except as specifically provided in Section 7.8 below, if an Optionee ceases to be a Non-Employee Director, unexercised or partially exercised options held by such Optionee shall be exercisable in accordance with the following provisions:

                  (i) If the Optionee ceases to be a Non-Employee Director for any reason other than death or Retirement, the Optionee shall be entitled to exercise all remaining unexpired Options held by the Optionee on the date he or she ceased to be a Non-Employee Director (but only to the extent that he or she was entitled to exercise such Options on such date) at any time prior to the expiration date of the Option or within 90 days after the date the Optionee ceases to be a Non-Employee Director, whichever is earlier;

                  (ii) If the Optionee ceases to be a Non-Employee Director by reason of Retirement, the Optionee shall be entitled to exercise all remaining unexpired Options held by the Optionee on the date of Retirement (but only to the extent that the Optionee was entitled to exercise the Options on such date) at any time prior to the expiration date of the Option or within 24 months after the date of Retirement, whichever is earlier; or

                  (iii) If the Optionee ceases to be a Non-Employee Director by reason of death, the Optionee's personal representative, heirs or legatees shall be entitled to exercise in full all remaining unexpired Options held by the Optionee on the date of death (without regard to the limitations of paragraph
7.1 which permit Options to be exercised only after the lapse of time) at any time prior to the expiration date of the Option or within 24 months after the date of the Optionee's death, whichever is earlier.

         7.7 It shall be a condition to the performance of the Company's obligation to issue or transfer shares upon exercise of Options that the Optionee pay, or make provision satisfactory to the Company for payment of, any taxes (other than stock issue or transfer taxes) which the Company is obligated to collect with respect to the issue or transfer of such shares upon such exercise.

         7.8 Upon the occurrence of a Change of Control, any unexercised Option then outstanding held by an Optionee shall be immediately exercisable (without regard to the




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limitations of paragraph 7.1 which permit Options to be exercised only after the lapse of time), and will remain exercisable until the earlier of the five year anniversary of the Change of Control or until the end of the period specified in paragraph 6.5.

         7.9 Notwithstanding any other provisions of this Plan, Stock acquired upon exercise of any Option must be held by the Optionee for a period of at least six months following the date of grant of such Option, and the Company shall not be obligated to give effect to the transfer of any such Stock within such six month period.

                                    SECTION 8

                EFFECT OF MERGER, CHANGE IN CAPITALIZATION, ETC.

         8.1 In the event of any reclassification or increase or decrease in the number of the issued shares of Common Stock by reason of the payment of a stock dividend, a split-up or consolidation of shares, a recapitalization, a combination or exchange of shares or any like capital adjustment, then (a) the aggregate number, and the class, of shares reserved under the Plan shall be adjusted as though the shares reserved had been outstanding prior to any adjustment as aforesaid, and (b) as to any outstanding unexercised Options theretofore granted under the Plan, there shall be a corresponding adjustment as to the class and number of shares covered by each Option, and as to the purchase price under each Option, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event without change in the total purchase price applicable to said Option.

         8.2 In the event the Company shall approve a plan of reorganization or of merger into or consolidation with any other corporation, the unexercised portion of each Option then outstanding under the Plan shall thereafter apply to such number and kind of securities as would have been issuable by reason of such reorganization, merger or consolidation to a holder of the number of shares which were subject to an Option immediately prior to such reorganization, merger or consolidation, without change in the total purchase price applicable to said Option, and such Options shall continue under the Plan.

         8.3 In the event the Company shall issue additional capital stock of any class for cash or other consideration, there shall be no adjustment in the number of shares covered by outstanding Options under the Plan, and no adjustment in the purchase price under such Options.


                                    SECTION 9

                      TERMINATION AND AMENDMENT OF THE PLAN

         9.1 This Plan shall terminate on April 20, 2005, and no Option shall be granted hereunder after said date, but such termination shall not affect any Option theretofore granted. The Board of Directors may suspend, discontinue or terminate the Plan at any time, and may



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from time to time make such changes in and additions to the Plan as the Board of
Directors shall deem advisable.

         9.2 Subject to other provisions of the Plan, no termination or amendment of the Plan may, without the consent of the Optionee under an Option then outstanding, terminate such Option or materially and adversely affect the rights of the Optionee thereunder.


                                   SECTION 10

                              SHAREHOLDER APPROVAL

         If at any time during the operation of this Plan the Board of Directors determines that it is advisable or required to seek shareholder approval of this Plan or any grants of Options hereunder, it shall be entitled by Board resolution to impose such condition on future grants of Options. In such event, no Option granted under this Plan following such action by the Board of Directors may be exercised in whole or in part until this Plan is approved by the shareholders of the Company. In the event such shareholder approval is not forthcoming within one year after the Board of Directors takes such action, any Options granted pursuant to this Plan following such action shall be null and void.


                                   SECTION 11

                        AMENDMENTS TO CODE OR REGULATIONS

         Any reference in this Plan to a section of the Code or a section of the regulations adopted pursuant thereto shall include any amendments thereto and shall include such additional sections of the Code or such regulations into which the substance of the cited sections shall be incorporated.


                                   SECTION 12

                                  MISCELLANEOUS

         12.1 Nothing in the Plan or in any Option grant shall confer upon any Director the right to continue as a Director of the Company.

         12.2 The adoption of the Plan shall not affect any other Option or other compensation plan in effect for the Company. Furthermore, the Plan shall not preclude the Company from establishing any other form of incentive or other compensation arrangement for Directors or employees of the Company.

         12.3 The Plan shall be binding upon the successors and assigns of the Company.

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         12.4 Whenever used herein, nouns in the singular shall include the plural and the masculine pronouns shall include the feminine gender.



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